EXHIBIT 99


                            Global Structured Finance

                                  BAFC 2004-01
                           15 & 30 Yr Fixed Rate Pool

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1. General Pool Characteristics

Pool Size: $543,806,197.11
Total Orig. Bal.: $547,139,875.00
Loan Count: 3,018
Cutoff Date: 2004-04-01
Avg. Cut-Off Balance: $180,187.61
Avg. Orig. Balance: $181,292.21
% Conforming: 73.86%
W.A. FICO: 704
W.A. Orig. LTV: 77.05%
W.A. Cut-Off LTV: 76.61%
Earliest Orig. Date: 2001-05-25
Latest Maturity Date: 2034-02-01
W.A. Gross Coupon: 6.5789%
W.A. Net Coupon: 6.2039%
W.A. Servicing Fee: 0.3750%
W.A. Orig. Term: 353.1 months
W.A. Rem. Term: 348.4 months
W.A. Age: 4.7 months
% OLTV over 80: 40.84%
% OLTV over 95: 0.00%
% OLTV over 100: 0.00%
% with PMI: 40.84%
% OLTV over 80 with PMI: 100.00%
W.A. MI Coverage: 28.19%
W.A. MI Adjusted COLTV: 66.17%
% Second Lien: 0.00%
% with Prepay Penalty: 36.99%
% with Buy Downs: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.32%

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2. Original Balance

Original Balance          Percent
1 - 50,000                   1.06%
50,001 - 100,000             9.96
100,001 - 150,000           17.27
150,001 - 200,000           14.80
200,001 - 250,000           12.15
250,001 - 300,000           10.57
300,001 - 350,000            7.91
350,001 - 400,000            7.38
400,001 - 450,000            3.70
450,001 - 500,000            4.45
500,001 - 550,000            2.95
550,001 - 600,000            2.33
600,001 - 650,000            3.50
650,001 - 700,000            0.38
700,001 - 750,000            0.41
750,001 - 800,000            0.14
800,001 - 850,000            0.31
950,001 - 1,000,000          0.73
Total:                     100.00%

Average:   $181,292.21
Lowest:     $20,250.00
Highest: $1,000,000.00

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3. Cut-Off Balance

Cut-Off Balance           Percent
1 - 50,000                   1.08%
50,001 - 100,000            10.03
100,001 - 150,000           17.55
150,001 - 200,000           14.45
200,001 - 250,000           12.30
250,001 - 300,000           10.66
300,001 - 350,000            7.88
350,001 - 400,000            7.28
400,001 - 450,000            3.79
450,001 - 500,000            4.29
500,001 - 550,000            2.88
550,001 - 600,000            2.55
600,001 - 650,000            3.28
650,001 - 700,000            0.38
700,001 - 750,000            0.41
750,001 - 800,000            0.14
800,001 - 850,000            0.31
950,001 - 1,000,000          0.73
Total:                     100.00%

Average: $180,187.61
Lowest:   $20,204.60
Highest: $997,069.27

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4. Coupon

Coupon                Percent
4.501 - 5.000            0.15%
5.001 - 5.500            1.55
5.501 - 6.000           19.28
6.001 - 6.500           30.64
6.501 - 7.000           27.85
7.001 - 7.500           15.96
7.501 - 8.000            4.15
8.001 - 8.500            0.13
8.501 - 9.000            0.11
9.001 - 9.500            0.06
9.501 - 10.000           0.03
10.001 - 10.500          0.07
10.501 - 11.000          0.03
Total:                 100.00%

W.A.:      6.579
Lowest:    4.750
Highest:  10.625

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5. Credit Score

Credit Score       Percent
800 - 849             1.09%
750 - 799            19.09
700 - 749            33.11
650 - 699            30.57
600 - 649            15.38
550 - 599             0.74
N/A                   0.01
Total:              100.00%

W.A.: 704
Lowest: 582
Highest: 816

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6. Product Type

Product Type        Percent
30 YR FIXED           95.99%
15 YR FIXED            3.60
20 YR FIXED            0.35
29 YR FIXED            0.04
25 YR FIXED            0.02
Total:               100.00%

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7. Index

Index      Percent
FIX         100.00%
Total:      100.00%

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8. Lien Position

Lien Position      Percent
1                   100.00%
Total:              100.00%

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9. Loan Purpose

Loan Purpose         Percent
Purchase               45.83%
C/O Refi               37.33
R/T Refi               16.84
Total:                100.00%

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10. Property Type

Property Type         Percent
SFR                     75.72%
2-Family                 7.02
Condo - Low              6.30
4-Family                 3.61
3-Family                 3.45
PUD Detached             2.67
Condo - High             1.04
Condotel - Low           0.13
Condotel - High          0.06
Total:                 100.00%

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11. State

State            Percent
California         23.95%
New York            6.52
Florida             5.76
New Jersey          5.00
Minnesota           4.03
Other              54.74
Total:            100.00%

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12. California

California     Percent
Northern         45.52%
Southern         54.48
Total:          100.00%

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13. Zip Code

Zip Code        Percent
94127              0.32%
08226              0.31
11385              0.28
94618              0.28
98404              0.26
Other             98.54
Total:           100.00%

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14. Occupancy Status

Occupancy Status         Percent
Primary                    73.29%
Investor                   21.74
Secondary                   4.96
Total:                    100.00%

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15. Documentation

Documentation                Percent
No Inc/No Asset                25.22%
No Inc/Stated Asset            25.17
No Inc/Full Asset              15.91
Full Inc/Full Asset            15.53
Stated Inc/Full Asset          12.67
Stated Inc/Stated Asset         5.50
Total:                        100.00%

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16. Original LTV

Original LTV         Percent
10.1 - 15.0             0.12%
15.1 - 20.0             0.12
20.1 - 25.0             0.38
25.1 - 30.0             0.60
30.1 - 35.0             0.53
35.1 - 40.0             1.05
40.1 - 45.0             2.03
45.1 - 50.0             2.44
50.1 - 55.0             2.79
55.1 - 60.0             3.73
60.1 - 65.0             5.74
65.1 - 70.0            10.52
70.1 - 75.0             9.22
75.1 - 80.0            19.90
80.1 - 85.0             4.81
85.1 - 90.0            22.41
90.1 - 95.0            13.63
Total:                100.00%

W.A.: 77.05%
Lowest: 10.42%
Highest: 95.00%

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17. Cut-Off LTV

Cut-Off LTV         Percent
10.1 - 15.0            0.12%
15.1 - 20.0            0.12
20.1 - 25.0            0.38
25.1 - 30.0            0.62
30.1 - 35.0            0.59
35.1 - 40.0            1.00
40.1 - 45.0            2.07
45.1 - 50.0            2.66
50.1 - 55.0            2.77
55.1 - 60.0            3.72
60.1 - 65.0            5.94
65.1 - 70.0           10.49
70.1 - 75.0            9.20
75.1 - 80.0           19.57
80.1 - 85.0            4.96
85.1 - 90.0           22.20
90.1 - 95.0           13.62
Total:               100.00%

W.A.:    76.61%
Lowest:  10.34%
Highest: 94.80%

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18. MI Provider

MI Provider           Percent
Amerin                  29.31%
GEMIC/Amerin             4.53
MGIC                     0.18
NONE                    59.16
PMIC                     6.27
RMIC                     0.08
TGIC                     0.26
UGIC                     0.22
Total:                 100.00%

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19. Delinquency*

Delinquency*       Percent
0-29 days           100.00%
Total:              100.00%

* OTS method

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20. Original Term

Original Term        Percent
180                     3.60%
240                     0.35
300                     0.02
348                     0.04
360                    95.99
Total:                100.00%

W.A.: 353.1 months
Lowest: 180 months
Highest: 360 months

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21. Cut-Off Remaining Term

Cut-Off Remaining Term           Percent
157 - 162                           0.08%
163 - 168                           0.02
169 - 174                           2.20
175 - 180                           1.30
229 - 234                           0.32
235 - 240                           0.03
289 - 294                           0.02
325 - 330                           0.03
337 - 342                           0.10
343 - 348                           0.37
349 - 354                          21.52
355 - 360                          74.00
Total:                            100.00%

W.A.:  348.4 months
Lowest:  159 months
Highest: 358 months

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22. Cut-Off Loan Age

Cut-Off Loan Age        Percent
1 - 6                     84.94%
7 - 12                    14.75
13 - 18                    0.14
19 - 24                    0.15
31 - 36                    0.03
Total:                   100.00%

W.A.: 4.7 months
Lowest: 2 months
Highest: 34 months

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23. Prepay Term

Prepay Term         Percent
0                     63.01%
24                    33.93
36                     2.78
60                     0.28
Total:               100.00%

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24. Buy Down

Buy Down       Percent
N               100.00%
Total:          100.00%

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Banc of America Securities LLC


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This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                  BAFC 2004-01
                           15 & 30 Yr Fixed Rate Pool


                                  3,018 records
                              Balance: 543,806,197

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1. Original Balance

                           Number     Aggregate       Percent        Average
                             of        Current        of Loans      Original     W.A.     Min.    W.A.    Max.      Min.
                          Mortgage    Principal     by Principal    Principal   Gross     FICO    FICO    FICO    Original
Original Balance           Loans       Balance        Balance        Balance    Coupon    Score   Score   Score     LTV
<= 50,000                      145     $5,757,613           1.06%     $40,050    6.789%     604     704     806      11.43%
50,001 - 150,000             1,468    148,060,297          27.23      101,417    6.710      582     702     816      10.42
150,001 - 250,000              762    146,552,120          26.95      193,453    6.634      588     701     809      18.31
250,001 - 350,000              342    100,507,879          18.48      295,525    6.574      584     700     815      12.91
350,001 - 450,000              154     60,251,549          11.08      394,114    6.493      585     708     804      22.28
450,001 - 550,000               82     40,250,129           7.40      495,134    6.371      621     708     802      24.30
550,001 - 650,000               52     31,742,216           5.84      613,893    6.294      619     722     806      38.43
650,001 - 750,000                6      4,274,033           0.79      716,333    6.081      702     743     799      40.71
750,001 - 850,000                3      2,453,177           0.45      827,333    5.559      744     761     775      64.38
950,001 - 1,050,000              4      3,957,185           0.73      993,500    6.310      646     688     713      29.38
Total:                       3,018   $543,806,197         100.00%    $181,292    6.579%     582     704     816      10.42%


                                                    W.A.
                            W.A.        Max.      Remaining   W.A.
                          Original    Original     Term to    Loan
Original Balance            LTV         LTV       Maturity    Age
<= 50,000                    76.31%      95.00%         327      4
50,001 - 150,000             78.33       95.00          345      4
150,001 - 250,000            78.86       95.00          350      5
250,001 - 350,000            78.79       95.00          351      5
350,001 - 450,000            76.82       95.00          349      5
450,001 - 550,000            73.27       95.00          351      5
550,001 - 650,000            69.22       90.00          352      5
650,001 - 750,000            61.94       80.97          354      6
750,001 - 850,000            66.30       67.87          297      6
950,001 - 1,050,000          46.27       65.00          356      4
Total:                       77.05%      95.00%         348      5

Average: $181,292.21
Lowest: $20,250.00
Highest: $1,000,000.00

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2. Gross Coupon

                           Number     Aggregate       Percent        Average
                             of        Current        of Loans      Original     W.A.     Min.    W.A.    Max.      Min.
                          Mortgage    Principal     by Principal    Principal   Gross     FICO    FICO    FICO    Original
Gross Coupon               Loans       Balance        Balance        Balance    Coupon    Score   Score   Score     LTV
4.626 - 4.750                    2       $836,939           0.15%    $428,500    4.750%     699     741     744      66.67%
5.001 - 5.125                    1        140,501           0.03      141,000    5.125      761     761     761      58.75
5.126 - 5.250                    5        933,754           0.17      192,000    5.250      663     729     777      42.86
5.251 - 5.375                    5      1,243,072           0.23      252,016    5.375      686     720     776      56.00
5.376 - 5.500                   25      6,085,085           1.12      245,677    5.500      656     721     788      48.89
5.501 - 5.625                   53     11,233,162           2.07      214,469    5.625      622     730     816      35.26
5.626 - 5.750                  110     26,944,374           4.95      247,208    5.750      632     732     804      13.64
5.751 - 5.875                  137     31,197,773           5.74      229,885    5.875      623     734     814      17.95
5.876 - 6.000                  169     35,464,519           6.52      211,801    5.989      614     729     812      10.42
6.001 - 6.125                  136     28,366,030           5.22      209,941    6.125      600     723     798      15.12
6.126 - 6.250                  251     53,027,971           9.75      213,272    6.250      610     716     809      11.43
6.251 - 6.375                  236     43,535,068           8.01      185,415    6.375      599     715     815      18.20
6.376 - 6.500                  249     41,691,324           7.67      168,190    6.500      585     708     804      25.21
6.501 - 6.625                  219     34,818,375           6.40      159,642    6.625      593     700     814      22.86
6.626 - 6.750                  233     38,720,910           7.12      167,442    6.750      600     697     808      22.28
6.751 - 6.875                  244     40,506,966           7.45      166,622    6.875      591     685     809      22.03
6.876 - 7.000                  203     37,406,261           6.88      184,905    6.955      582     682     808      30.56
7.001 - 7.125                  140     21,878,043           4.02      156,938    7.125      597     680     786      16.67
7.126 - 7.250                  148     22,168,507           4.08      150,251    7.250      584     683     803      60.00
7.251 - 7.375                  181     25,621,821           4.71      142,038    7.375      612     684     781      60.00
7.376 - 7.500                  106     17,128,425           3.15      162,095    7.500      590     676     795      58.97
7.501 - 7.625                   52      7,590,152           1.40      146,396    7.625      627     685     787      53.90
7.626 - 7.750                   59      8,544,820           1.57      145,339    7.750      620     680     779      60.00
7.751 - 7.875                   31      5,512,696           1.01      178,372    7.875      622     656     714      76.47
7.876 - 8.000                    6        908,449           0.17      152,575    7.950      642     695     764      71.56
8.001 - 8.125                    4        320,921           0.06       80,575    8.125      623     659     688      75.00
8.126 - 8.250                    2        170,172           0.03       85,455    8.250      620     671     695      83.08
8.376 - 8.500                    1        209,090           0.04      210,000    8.500      631     631     631      89.36
8.501 - 8.625                    1        108,652           0.02      109,250    8.625      681     681     681      95.00
8.626 - 8.750                    2        318,840           0.06      160,240    8.750      716     754     778      94.98
8.751 - 8.875                    1        165,689           0.03      166,500    8.875      682     682     682      90.00
9.001 - 9.125                    3        312,828           0.06      104,817    9.125      630     643     667      95.00
9.751 - 9.875                    1        154,184           0.03      155,970    9.875      598     598     598      90.00
10.001 - 10.125                  1        354,238           0.07      355,500   10.125      586     586     586      90.00
10.501 - 10.625                  1        186,585           0.03      187,105   10.625      588     588     588      90.00
Total:                       3,018   $543,806,197         100.00%    $181,292    6.579%     582     704     816      10.42%


                                                    W.A.
                            W.A.        Max.      Remaining   W.A.
                          Original    Original     Term to    Loan
Gross Coupon                LTV         LTV       Maturity    Age
4.626 - 4.750                67.22%      75.00%         174      6
5.001 - 5.125                58.75       58.75          357      3
5.126 - 5.250                61.40       72.35          196      8
5.251 - 5.375                73.00       80.00          320      7
5.376 - 5.500                74.50       90.00          340      7
5.501 - 5.625                67.09       95.00          318      6
5.626 - 5.750                61.71       90.00          336      6
5.751 - 5.875                67.99       95.00          331      6
5.876 - 6.000                67.13       95.00          345      6
6.001 - 6.125                69.21       95.00          344      5
6.126 - 6.250                71.58       95.00          341      5
6.251 - 6.375                71.46       95.00          349      4
6.376 - 6.500                73.45       95.00          354      4
6.501 - 6.625                76.72       95.00          355      4
6.626 - 6.750                77.52       95.00          354      4
6.751 - 6.875                84.06       95.00          356      4
6.876 - 7.000                86.80       95.00          356      4
7.001 - 7.125                87.34       95.00          356      4
7.126 - 7.250                89.99       95.00          356      4
7.251 - 7.375                90.61       95.00          356      4
7.376 - 7.500                91.33       95.00          356      4
7.501 - 7.625                90.60       95.00          356      4
7.626 - 7.750                91.92       95.00          356      4
7.751 - 7.875                91.18       95.00          356      4
7.876 - 8.000                90.45       95.00          352      8
8.001 - 8.125                85.66       90.00          354      6
8.126 - 8.250                87.82       90.00          354      6
8.376 - 8.500                89.36       89.36          353      7
8.501 - 8.625                95.00       95.00          351      9
8.626 - 8.750                94.99       95.00          352      8
8.751 - 8.875                90.00       90.00          353      7
9.001 - 9.125                95.00       95.00          351      9
9.751 - 9.875                90.00       90.00          337     23
10.001 - 10.125              90.00       90.00          352      8
10.501 - 10.625              90.00       90.00          353      7
Total:                       77.05%      95.00%         348      5

W.A.: 6.579%
Lowest: 4.750%
Highest: 10.625%

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3. Credit Score

                           Number     Aggregate       Percent        Average
                             of        Current        of Loans      Original     W.A.     Min.    W.A.    Max.      Min.
                          Mortgage    Principal     by Principal    Principal   Gross     FICO    FICO    FICO    Original
Credit Score               Loans       Balance        Balance        Balance    Coupon    Score   Score   Score     LTV
800 - 824                       31     $5,936,965           1.09%    $192,818    6.107%     800     805     816      17.95%
775 - 799                      208     40,814,337           7.51      197,611    6.296      775     786     799      13.64
750 - 774                      338     63,025,430          11.59      187,777    6.313      750     762     774      10.42
725 - 749                      432     78,817,724          14.49      183,739    6.422      725     737     749      15.12
700 - 724                      555    101,215,997          18.61      183,910    6.468      700     712     724      12.91
675 - 699                      568    101,349,592          18.64      179,453    6.599      675     687     699      16.67
650 - 674                      390     64,868,288          11.93      166,947    6.903      650     662     674      28.45
625 - 649                      371     63,685,349          11.71      172,304    6.948      625     639     649      22.86
600 - 624                      103     19,975,914           3.67      194,672    6.820      600     618     624      31.85
575 - 599                       21      4,035,178           0.74      192,818    7.419      582     591     599      49.66
N/A                              1         81,422           0.01       81,650    6.375        0       0       0      74.99
Total:                       3,018   $543,806,197         100.00%    $181,292    6.579%     582     704     816      10.42%


                                                    W.A.
                            W.A.        Max.      Remaining   W.A.
                          Original    Original     Term to    Loan
Credit Score                LTV         LTV       Maturity    Age
800 - 824                    61.41%      85.00%         349      6
775 - 799                    69.35       95.00          345      5
750 - 774                    71.95       95.00          346      5
725 - 749                    76.74       95.00          344      5
700 - 724                    74.66       95.00          347      5
675 - 699                    77.87       95.00          346      5
650 - 674                    84.39       95.00          355      4
625 - 649                    82.63       95.00          355      4
600 - 624                    81.21       95.00          356      4
575 - 599                    76.08       90.00          355      5
N/A                          74.99       74.99          357      3
Total:                       77.05%      95.00%         348      5

W.A.:    704
Lowest:  582
Highest: 816

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4. Index

                           Number     Aggregate       Percent        Average
                             of        Current        of Loans      Original     W.A.     Min.    W.A.    Max.      Min.
                          Mortgage    Principal     by Principal    Principal   Gross     FICO    FICO    FICO    Original
Index                      Loans       Balance        Balance        Balance    Coupon    Score   Score   Score     LTV
FIX                          3,018   $543,806,197         100.00%    $181,292    6.579%     582     704     816      10.42%
Total:                       3,018   $543,806,197         100.00%    $181,292    6.579%     582     704     816      10.42%


                                                    W.A.
                            W.A.        Max.      Remaining   W.A.
                          Original    Original     Term to    Loan
Index                       LTV         LTV       Maturity    Age
FIX                          77.05%      95.00%         348      5
Total:                       77.05%      95.00%         348      5

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5. Loan Purpose

                           Number     Aggregate       Percent        Average
                             of        Current        of Loans      Original     W.A.     Min.    W.A.    Max.      Min.
                          Mortgage    Principal     by Principal    Principal   Gross     FICO    FICO    FICO    Original
Loan Purpose               Loans       Balance        Balance        Balance    Coupon    Score   Score   Score     LTV
Purchase                     1,479   $249,232,183          45.83%    $169,606    6.667%     586     714     815      11.43%
C/O Refi                     1,064    203,011,545          37.33      191,800    6.584      584     690     804      10.42
R/T Refi                       475     91,562,469          16.84      194,142    6.327      582     709     816      18.20
Total:                       3,018   $543,806,197         100.00%    $181,292    6.579%     582     704     816      10.42%


                                                    W.A.
                            W.A.        Max.      Remaining   W.A.
                          Original    Original     Term to    Loan
Loan Purpose                LTV         LTV       Maturity    Age
Purchase                     82.06%      95.00%         351      5
C/O Refi                     74.21       95.00          347      4
R/T Refi                     69.70       95.00          344      5
Total:                       77.05%      95.00%         348      5

------------------------------------------------------------------------------------------------------------------------------------



6. Property Type

                           Number     Aggregate       Percent        Average
                             of        Current        of Loans      Original     W.A.     Min.    W.A.    Max.      Min.
                          Mortgage    Principal     by Principal    Principal   Gross     FICO    FICO    FICO    Original
Property Type              Loans       Balance        Balance        Balance    Coupon    Score   Score   Score     LTV
SFR                          2,305   $411,779,846          75.72%    $179,739    6.593%     582     702     816      10.42%
2-Family                       195     38,162,633           7.02      196,950    6.481      595     711     803      16.67
Condo - Low                    221     34,232,946           6.30      156,002    6.520      617     719     810      13.64
4-Family                        93     19,632,679           3.61      212,394    6.603      626     709     799      50.00
3-Family                        82     18,762,131           3.45      230,268    6.520      643     716     798      18.20
PUD Detached                    82     14,535,517           2.67      177,953    6.707      584     689     814      27.15
Condo - High                    32      5,633,666           1.04      176,879    6.476      591     722     812      40.00
Condotel - Low                   6        719,480           0.13      120,650    6.268      718     745     767      41.54
Condotel - High                  2        347,299           0.06      175,050    5.642      693     700     743      38.72
Total:                       3,018   $543,806,197         100.00%    $181,292    6.579%     582     704     816      10.42%


                                                    W.A.
                            W.A.        Max.      Remaining   W.A.
                          Original    Original     Term to    Loan
Property Type               LTV         LTV       Maturity    Age
SFR                          77.29%      95.00%         349      5
2-Family                     74.88       95.00          349      5
Condo - Low                  76.09       95.00          342      5
4-Family                     79.34       95.00          338      5
3-Family                     74.10       95.00          341      5
PUD Detached                 80.33       95.00          356      4
Condo - High                 76.78       95.00          355      4
Condotel - Low               64.43       75.00          328      5
Condotel - High              42.32       65.00          329      6
Total:                       77.05%      95.00%         348      5

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7. Occupancy Status

                           Number     Aggregate       Percent        Average
                             of        Current        of Loans      Original     W.A.     Min.    W.A.    Max.      Min.
                          Mortgage    Principal     by Principal    Principal   Gross     FICO    FICO    FICO    Original
Occupancy Status           Loans       Balance        Balance        Balance    Coupon    Score   Score   Score     LTV
Primary                      2,063   $398,581,046          73.29%    $194,291    6.606%     582     699     816      10.42%
Investor                       798    118,244,159          21.74      149,338    6.539      620     717     812      11.43
Secondary                      157     26,980,992           4.96      172,898    6.352      625     721     799      13.64
Total:                       3,018   $543,806,197         100.00%    $181,292    6.579%     582     704     816      10.42%


                                                    W.A.
                            W.A.        Max.      Remaining   W.A.
                          Original    Original     Term to    Loan
Occupancy Status            LTV         LTV       Maturity    Age
Primary                      78.43%      95.00%         351      5
Investor                     73.56       95.00          340      5
Secondary                    71.93       90.00          345      5
Total:                       77.05%      95.00%         348      5

------------------------------------------------------------------------------------------------------------------------------------



8. Geographic Distribution

                           Number     Aggregate       Percent        Average
                             of        Current        of Loans      Original     W.A.     Min.    W.A.    Max.      Min.
                          Mortgage    Principal     by Principal    Principal   Gross     FICO    FICO    FICO    Original
Geographic Distribution    Loans       Balance        Balance        Balance    Coupon    Score   Score   Score     LTV
California                     494   $130,215,997          23.95%    $265,387    6.384%     585     708     810      10.42%
New York                       152     35,483,093           6.52      235,121    6.542      591     709     808      12.91
Florida                        224     31,330,876           5.76      140,542    6.702      587     692     809      22.73
New Jersey                     113     27,185,253           5.00      242,904    6.554      596     695     795      36.23
Minnesota                      121     21,889,884           4.03      181,972    6.546      591     716     814      35.08
Massachusetts                   79     21,321,008           3.92      271,089    6.656      622     708     795      39.14
Colorado                       104     21,268,503           3.91      206,101    6.454      582     709     805      32.10
Maryland                        99     20,946,974           3.85      212,664    6.549      620     701     802      26.21
Washington                      94     16,577,812           3.05      177,171    6.761      597     695     802      22.28
Texas                          129     16,117,552           2.96      125,716    6.688      598     702     816      33.11
Pennsylvania                    98     12,982,695           2.39      133,380    6.601      586     706     815      35.36
Georgia                         80     12,746,103           2.34      160,101    6.936      584     690     796      41.30
Arizona                         90     12,229,178           2.25      136,490    6.706      593     693     803      30.00
Virginia                        63     12,182,918           2.24      194,385    6.513      614     722     799      23.48
Oregon                          70     11,030,089           2.03      159,184    6.522      620     706     814      33.91
Illinois                        77     10,693,513           1.97      139,421    7.018      620     701     803      30.69
Nevada                          65      9,889,553           1.82      152,884    6.602      606     707     808      29.82
Missouri                        69      8,546,786           1.57      124,381    6.819      606     696     801      38.78
Ohio                            80      8,318,738           1.53      104,750    6.762      588     699     802      53.33
Michigan                        48      7,514,320           1.38      157,489    6.475      609     706     789      40.71
Other                          669     95,335,352          17.53      143,243    6.668      584     704     812      17.95
Total:                       3,018   $543,806,197         100.00%    $181,292    6.579%     582     704     816      10.42%


                                                    W.A.
                            W.A.        Max.      Remaining   W.A.
                          Original    Original     Term to    Loan
Geographic Distribution     LTV         LTV       Maturity    Age
California                   70.37%      95.00%         349      5
New York                     72.93       95.00          338      5
Florida                      81.71       95.00          351      4
New Jersey                   76.17       95.00          344      5
Minnesota                    75.74       95.00          343      5
Massachusetts                78.86       95.00          353      5
Colorado                     75.16       95.00          349      5
Maryland                     79.29       95.00          352      4
Washington                   81.66       95.00          354      4
Texas                        85.00       95.00          348      5
Pennsylvania                 80.93       95.00          346      5
Georgia                      83.03       95.00          353      4
Arizona                      82.88       95.00          354      4
Virginia                     76.77       95.00          345      5
Oregon                       79.28       95.00          349      4
Illinois                     83.67       95.00          353      4
Nevada                       80.39       95.00          353      4
Missouri                     77.93       95.00          354      4
Ohio                         83.58       95.00          352      5
Michigan                     74.25       95.00          346      5
Other                        80.28       95.00          348      5
Total:                       77.05%      95.00%         348      5

------------------------------------------------------------------------------------------------------------------------------------



9. County Distribution

                           Number     Aggregate       Percent        Average
                             of        Current        of Loans      Original     W.A.     Min.    W.A.    Max.      Min.
                          Mortgage    Principal     by Principal    Principal   Gross     FICO    FICO    FICO    Original
County Distribution        Loans       Balance        Balance        Balance    Coupon    Score   Score   Score     LTV
Los Angeles ,CA                 82    $22,062,019           4.06%    $270,772    6.281%     585     712     810      22.86%
Orange ,CA                      32     11,853,130           2.18      372,460    6.318      606     705     806      24.33
San Bernardi,CA                 45      8,485,605           1.56      189,718    6.574      611     692     786      53.34
Maricopa ,AZ                    52      8,139,642           1.50      157,221    6.713      593     686     799      46.08
Hennepin ,MN                    34      7,790,083           1.43      230,469    6.416      591     717     798      35.08
San Diego ,CA                   22      7,639,280           1.40      349,120    6.432      638     713     804      25.65
Riverside ,CA                   37      7,595,717           1.40      206,556    6.474      600     709     787      27.98
Queens ,NY                      24      7,369,184           1.36      309,492    6.573      644     727     784      40.00
Alameda ,CA                     21      7,324,343           1.35      357,469    6.186      624     719     792      26.90
Clark ,NV                       45      6,984,205           1.28      156,000    6.514      606     703     796      49.39
Other                        2,624    448,562,990          82.49      171,948    6.613      582     703     816      10.42
Total:                       3,018   $543,806,197         100.00%    $181,292    6.579%     582     704     816      10.42%


                                                    W.A.
                            W.A.        Max.      Remaining   W.A.
                          Original    Original     Term to    Loan
County Distribution         LTV         LTV       Maturity    Age
Los Angeles ,CA              67.87%      93.55%         344      5
Orange ,CA                   68.12       95.00          355      5
San Bernardi,CA              79.64       95.00          350      4
Maricopa ,AZ                 84.20       95.00          356      4
Hennepin ,MN                 73.63       95.00          349      5
San Diego ,CA                67.46       90.00          355      5
Riverside ,CA                76.34       95.00          353      5
Queens ,NY                   74.03       95.00          344      6
Alameda ,CA                  69.05       90.00          345      5
Clark ,NV                    81.05       95.00          353      4
Other                        77.91       95.00          348      5
Total:                       77.05%      95.00%         348      5

------------------------------------------------------------------------------------------------------------------------------------



10. Original LTV

                           Number     Aggregate       Percent        Average
                             of        Current        of Loans      Original     W.A.     Min.    W.A.    Max.      Min.
                          Mortgage    Principal     by Principal    Principal   Gross     FICO    FICO    FICO    Original
Original LTV               Loans       Balance        Balance        Balance    Coupon    Score   Score   Score     LTV
10.01 - 15.00                    4       $631,488           0.12%    $159,425    5.958%     723     751     798      10.42%
15.01 - 20.00                    6        626,145           0.12      105,833    6.231      675     740     804      15.12
20.01 - 25.00                   14      2,047,877           0.38      147,143    6.168      634     729     809      22.03
25.01 - 30.00                   22      3,273,579           0.60      149,777    6.192      636     726     797      25.20
30.01 - 35.00                   22      2,875,230           0.53      131,894    6.310      623     723     781      30.56
35.01 - 40.00                   38      5,691,909           1.05      150,959    6.217      626     722     796      35.08
40.01 - 45.00                   46     11,044,587           2.03      241,717    6.064      624     733     806      40.06
45.01 - 50.00                   68     13,242,340           2.44      196,229    6.178      585     715     814      45.08
50.01 - 55.00                   75     15,184,999           2.79      204,495    6.197      600     726     815      50.11
55.01 - 60.00                  104     20,300,731           3.73      196,327    6.251      607     723     814      55.19
60.01 - 65.00                  150     31,189,473           5.74      209,431    6.177      596     721     816      60.32
65.01 - 70.00                  259     57,206,699          10.52      222,937    6.200      587     712     808      65.08
70.01 - 75.00                  271     50,152,167           9.22      186,544    6.338      590     718     809      70.20
75.01 - 80.00                  600    108,224,223          19.90      181,535    6.391      584     709     808      75.02
80.01 - 85.00                  140     26,161,030           4.81      187,895    6.794      590     689     804      80.70
85.01 - 90.00                  750    121,841,017          22.41      163,144    6.910      582     693     799      85.11
90.01 - 95.00                  449     74,112,703          13.63      165,621    7.250      612     679     799      90.79
Total:                       3,018   $543,806,197         100.00%    $181,292    6.579%     582     704     816      10.42%


                                                    W.A.
                            W.A.        Max.      Remaining   W.A.
                          Original    Original     Term to    Loan
Original LTV                LTV         LTV       Maturity    Age
10.01 - 15.00                12.50%      13.64%         312      6
15.01 - 20.00                17.75       18.63          267      5
20.01 - 25.00                23.48       25.00          342      5
25.01 - 30.00                27.88       30.00          341      5
30.01 - 35.00                32.45       34.42          348      5
35.01 - 40.00                37.79       40.00          330      5
40.01 - 45.00                42.77       45.00          341      5
45.01 - 50.00                47.93       50.00          341      5
50.01 - 55.00                52.83       55.00          338      6
55.01 - 60.00                57.93       60.00          346      5
60.01 - 65.00                63.53       65.00          341      5
65.01 - 70.00                68.65       70.00          341      5
70.01 - 75.00                73.68       75.00          344      5
75.01 - 80.00                79.38       80.00          350      5
80.01 - 85.00                83.91       85.00          352      4
85.01 - 90.00                89.68       90.00          354      4
90.01 - 95.00                94.86       95.00          356      4
Total:                       77.05%      95.00%         348      5


W.A.:    77.05%
Lowest:  10.42%
Highest: 95.00%

------------------------------------------------------------------------------------------------------------------------------------



11. Original Term

                           Number     Aggregate       Percent        Average
                             of        Current        of Loans      Original     W.A.     Min.    W.A.    Max.      Min.
                          Mortgage    Principal     by Principal    Principal   Gross     FICO    FICO    FICO    Original
Original Term              Loans       Balance        Balance        Balance    Coupon    Score   Score   Score     LTV
180                            148    $19,573,666           3.60%    $136,193    5.917%     631     725     806      13.64%
240                             10      1,916,309           0.35      194,868    5.939      635     728     786      31.11
300                              1        124,315           0.02      126,000    6.125      689     689     689      60.00
348                              1        203,722           0.04      206,000    6.000      683     683     683      76.30
360                          2,858    521,988,185          95.99      183,591    6.606      582     703     816      10.42
Total:                       3,018   $543,806,197         100.00%    $181,292    6.579%     582     704     816      10.42%


                                                    W.A.
                            W.A.        Max.      Remaining   W.A.
                          Original    Original     Term to    Loan
Original Term               LTV         LTV       Maturity    Age
180                          65.59%      95.00%         174      6
240                          57.45       75.56          233      7
300                          60.00       60.00          292      8
348                          76.30       76.30          342      6
360                          77.55       95.00          355      5
Total:                       77.05%      95.00%         348      5


W.A.:  353.1 months
Lowest:  180 months
Highest: 360 months

------------------------------------------------------------------------------------------------------------------------------------



12. Documentation

                           Number     Aggregate       Percent        Average
                             of        Current        of Loans      Original     W.A.     Min.    W.A.    Max.      Min.
                          Mortgage    Principal     by Principal    Principal   Gross     FICO    FICO    FICO    Original
Documentation              Loans       Balance        Balance        Balance    Coupon    Score   Score   Score     LTV
Full Inc/Full Asset            428    $84,445,940          15.53%    $199,209    6.140%     620     722     812      18.20%
No Inc/Full Asset              455     86,527,842          15.91      191,378    6.353      620     720     814      18.31
No Inc/No Asset                822    137,144,153          25.22      167,732    6.793      620     702     814      12.91
No Inc/Stated Asset            798    136,862,975          25.17      172,094    6.985      616     685     804      15.12
Stated Inc/Full Asset          355     68,900,396          12.67      195,932    6.166      584     727     816      10.42
Stated Inc/Stated Asset        160     29,924,891           5.50      187,741    6.582      582     656     792      23.71
Total:                       3,018   $543,806,197         100.00%    $181,292    6.579%     582     704     816      10.42%


                                                    W.A.
                            W.A.        Max.      Remaining   W.A.
                          Original    Original     Term to    Loan
Documentation               LTV         LTV       Maturity    Age
Full Inc/Full Asset          74.06%      95.00%         335      6
No Inc/Full Asset            72.86       95.00          352      5
No Inc/No Asset              77.55       95.00          349      4
No Inc/Stated Asset          84.98       95.00          356      4
Stated Inc/Full Asset        70.58       90.00          339      5
Stated Inc/Stated Asset      73.88       91.64          356      4
Total:                       77.05%      95.00%         348      5


--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
Banc of America Securities LLC



--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                             BAFC 2004-01 - Group 4
                30 Yr Conf Fixed Rate - Owner Occupied & No PPEN

--------------------------------------------------------------------------------


1. General Pool Characteristics

Pool Size: $165,370,754.79
Total Orig. Bal.: $166,380,933.00
Loan Count: 1,020
Cutoff Date: 2004-04-01
Avg. Cut-Off Balance: $162,128.19
Avg. Orig. Balance: $163,118.56
% Conforming: 100.00%
W.A. FICO: 709
W.A. Orig. LTV: 77.05%
W.A. Cut-Off LTV: 76.61%
Earliest Orig. Date: 2002-07-25
Latest Maturity Date: 2034-02-01
W.A. Gross Coupon: 6.6281%
W.A. Net Coupon: 6.2531%
W.A. Servicing Fee: 0.3750%
W.A. Orig. Term: 359.3 months
W.A. Rem. Term: 354.3 months
W.A. Age: 5.0 months
% OLTV over 80: 40.58%
% OLTV over 95: 0.00%
% OLTV over 100: 0.00%
% with PMI: 40.58%
% OLTV over 80 with PMI: 100.00%
W.A. MI Coverage: 27.49%
W.A. MI Adjusted COLTV: 66.48%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% with Buy Downs: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.93%

--------------------------------------------------------------------------------


2. Original Balance

Original Balance        Percent
1 - 50,000                 0.75%
50,001 - 100,000          10.99
100,001 - 150,000         19.74
150,001 - 200,000         19.50
200,001 - 250,000         18.87
250,001 - 300,000         16.63
300,001 - 350,000         10.11
350,001 - 400,000          1.56
400,001 - 450,000          1.28
450,001 - 500,000          0.56
Total:                   100.00%

Average: $163,118.56
Lowest:   $20,250.00
Highest: $474,900.00

--------------------------------------------------------------------------------


3. Cut-Off Balance

Cut-Off Balance         Percent
1 - 50,000                 0.78%
50,001 - 100,000          11.08
100,001 - 150,000         20.41
150,001 - 200,000         18.71
200,001 - 250,000         19.03
250,001 - 300,000         17.01
300,001 - 350,000          9.79
350,001 - 400,000          1.35
400,001 - 450,000          1.28
450,001 - 500,000          0.56
Total:                   100.00%

Average: $162,128.19
Lowest:   $20,204.60
Highest: $471,817.89

--------------------------------------------------------------------------------


4. Coupon

Coupon        Percent
5.375            0.18%
5.500            0.67
5.625            1.97
5.750            5.01
5.875            5.30
5.950            0.20
6.000            7.34
6.125            5.75
6.250            9.15
6.375            8.48
6.500            9.02
6.625            5.72
6.750            5.67
6.875            6.09
6.950            4.12
7.000            0.26
7.125            3.12
7.250            4.36
7.375            4.49
7.500            3.93
7.625            2.58
7.750            3.28
7.875            1.96
7.950            0.50
8.125            0.15
8.250            0.03
8.500            0.13
8.625            0.07
8.750            0.19
8.875            0.10
9.125            0.19
Total:         100.00%

W.A.:     6.628
Lowest:   5.375
Highest:  9.125

--------------------------------------------------------------------------------


5. Credit Score

Credit Score       Percent
800 - 849             1.16%
750 - 799            21.76
700 - 749            34.53
650 - 699            28.64
600 - 649            12.98
550 - 599             0.88
N/A                   0.05
Total:              100.00%

W.A.:    709
Lowest:  584
Highest: 815

--------------------------------------------------------------------------------


6. Product Type

Product Type       Percent
30 YR FIXED          99.29%
20 YR FIXED           0.52
29 YR FIXED           0.12
25 YR FIXED           0.08
Total:              100.00%




--------------------------------------------------------------------------------


7. Index

Index      Percent
FIX         100.00%
Total:      100.00%

--------------------------------------------------------------------------------


8. Lien Position

Lien Position      Percent
1                   100.00%
Total:              100.00%

--------------------------------------------------------------------------------


9. Loan Purpose

Loan Purpose        Percent
Purchase              51.10%
C/O Refi              34.21
R/T Refi              14.68
Total:               100.00%

--------------------------------------------------------------------------------


10. Property Type

Property Type         Percent
SFR                     75.22%
Condo - Low              8.14
2-Family                 8.00
3-Family                 2.94
PUD Detached             2.46
4-Family                 2.02
Condo - High             0.73
Condotel - Low           0.30
Condotel - High          0.18
Total:                 100.00%

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11. State

State            Percent
New York           13.42%
California          9.94
New Jersey          8.44
Minnesota           6.91
Florida             4.30
Other              56.99
Total:            100.00%

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12. California

California     Percent
Northern         47.05%
Southern         52.95
Total:          100.00%

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13. Zip Code

Zip Code       Percent
11385             0.93%
11703             0.49
96761             0.48
11416             0.46
10472             0.45
Other            97.18
Total:          100.00%

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14. Occupancy Status

Occupancy Status       Percent
Primary                  91.64%
Secondary                 8.36
Total:                  100.00%

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15. Documentation

Documentation               Percent
No Inc/No Asset               28.50%
No Inc/Full Asset             25.78
No Inc/Stated Asset           15.86
Stated Inc/Full Asset         15.56
Full Inc/Full Asset            9.07
Stated Inc/Stated Asset        5.23
Total:                       100.00%

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16. Original LTV

Original LTV         Percent
10.1 - 15.0             0.27%
15.1 - 20.0             0.16
20.1 - 25.0             0.22
25.1 - 30.0             0.50
30.1 - 35.0             0.75
35.1 - 40.0             1.18
40.1 - 45.0             2.15
45.1 - 50.0             2.77
50.1 - 55.0             2.74
55.1 - 60.0             3.43
60.1 - 65.0             5.26
65.1 - 70.0             9.33
70.1 - 75.0             8.29
75.1 - 80.0            22.37
80.1 - 85.0             4.88
85.1 - 90.0            21.13
90.1 - 95.0            14.57
Total:                100.00%

W.A.:    77.05%
Lowest:  10.42%
Highest: 95.00%

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17. Cut-Off LTV

Cut-Off LTV         Percent
10.1 - 15.0            0.27%
15.1 - 20.0            0.16
20.1 - 25.0            0.22
25.1 - 30.0            0.58
30.1 - 35.0            0.96
35.1 - 40.0            1.02
40.1 - 45.0            2.23
45.1 - 50.0            2.94
50.1 - 55.0            2.52
55.1 - 60.0            3.33
60.1 - 65.0            5.80
65.1 - 70.0            8.87
70.1 - 75.0            8.77
75.1 - 80.0           21.91
80.1 - 85.0            4.78
85.1 - 90.0           21.06
90.1 - 95.0           14.57
Total:               100.00%

W.A.:    76.61%
Lowest:  10.34%
Highest: 94.80%

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18. MI Provider

MI Provider           Percent
Amerin                  24.30%
GEMIC/Amerin             8.97
MGIC                     0.59
NONE                    59.42
PMIC                     5.37
RMIC                     0.26
TGIC                     0.71
UGIC                     0.38
Total:                 100.00%

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19. Delinquency*

Delinquency*       Percent
0-29 days           100.00%
Total:              100.00%

* OTS method

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20. Original Term

Original Term       Percent
240                    0.52%
300                    0.08
348                    0.12
360                   99.29
Total:               100.00%

W.A.:  359.3 months
Lowest:  240 months
Highest: 360 months

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21. Cut-Off Remaining Term

Cut-Off Remaining Term          Percent
229 - 234                          0.52%
289 - 294                          0.08
337 - 342                          0.25
343 - 348                          1.20
349 - 354                         30.06
355 - 360                         67.89
Total:                           100.00%

W.A.:  354.3 months
Lowest:  232 months
Highest: 358 months

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22. Cut-Off Loan Age

Cut-Off Loan Age        Percent
1 - 6                     78.78%
7 - 12                    20.70
13 - 18                    0.39
19 - 24                    0.13
Total:                   100.00%

W.A.:   5.0 months
Lowest:   2 months
Highest: 20 months

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23. Prepay Term

Prepay Term        Percent
0                   100.00%
Total:              100.00%

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24. Buy Down

Buy Down       Percent
N               100.00%
Total:          100.00%

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Banc of America Securities LLC


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